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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                          ----------------------------------


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




                                   October 7, 1999
                   Date of report (Date of earliest event reported)



                              K-TEL INTERNATIONAL, INC.
                  (Exact Name of Registrant as Specified in Charter)

     MINNESOTA                          0-6664                   41-0946588

(State or Other               (Commission File Number)      (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

              2605 Fernbrook Lane North, Plymouth, Minnesota 55447-4736
              ---------------------------------------------------------
                       (Address of Principal Executive Offices)



                                    (612) 559-6800
                                    --------------
                 (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
   On October 7, 1999, K-tel International, Inc. (the "Company") was notified by Arthur Andersen LLP that such firm would not stand for re-election for the fiscal year ending June 30, 2000 and also tendered its resignation as the Company's independent auditors.

A. Pursuant to Item 304(a)(1) of Regulation S-K, the Company reports the following specific information:

     (i) On October 7, 1999, the Company received written notification from Arthur Andersen LLP, that such firm would not stand for re-election as the Company's independent auditors for the fiscal year ending June 30, 2000.
     (ii) The reports of Arthur Andersen LLP on the Company's financial statements for each of the past two years were unqualified and contained no adverse opinion or disclaimer of opinion and no such report was qualified or modified as to uncertainty, audit scope, or accounting principles.
     (iii) The Company's Board of Directors has authorized the Audit Committee of the Board of Directors to recommend the engagement of a new independent auditor.
     (iv) There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and its independent auditors during the Company's two most recent fiscal years or subsequent thereto.
     (v) No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred.

B. No event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

C. In accordance with the requirements of Item 304(a)(3) of Regulation S-K, Arthur Andersen LLP has been provided with a copy of the foregoing disclosures and has provided a letter addressed to the Securities and Exchange Commission required by said item and said letter dated October 8, 1999, is attached as Exhibit 16 hereto.

D. A successor firm to serve as independent auditors for the Company is expected to be selected in the near future.

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ITEM 5. OTHER EVENTS.

     Not Applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

     The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.     Description
         -----------     -----------
           16            Letter dated October 8, 1999 from Arthur Andersen LLP,
                         agreeing with disclosures set forth in Item 4.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 8, 1999                  By:   /s/ Steven A. Kahn
                                           -------------------------------------
                                        Name:  Steven A. Kahn
                                        Title:  Vice President and
                                                Chief Financial Officer

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                                  INDEX TO EXHIBITS


     EXHIBIT NUMBER
          16 Letter dated October 8, 1999 from Arthur Andersen LLP, agreeing with disclosures set forth in Item 4.
